Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 4 AND LIMITED WAIVER TO
SENIOR SECURED REVOLVING CREDIT AGREEMENT

This AMENDMENT NO. 4 AND LIMITED WAIVER TO SENIOR SECURED REVOLVING CREDIT AGREEMENT (this “Amendment”), dated as of March 2, 2016, is made with respect to the Senior Secured Revolving Credit Agreement, dated as of May 8, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among ALCENTRA CAPITAL CORPORATION, a Maryland corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time party to the Credit Agreement as lenders (the “Lenders”), and ING CAPITAL LLC, as administrative agent for the Lenders under the Credit Agreement (in such capacity, together with its successors in such capacity, the “Administrative Agent”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (as amended hereby).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have made certain loans and other extensions of credit to the Borrower;

WHEREAS, certain Events of Default have occurred and are continuing under the Credit Agreement as more fully set forth herein; and

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement and waive such Events of Default and the Lenders signatory hereto and the Administrative Agent have agreed to do so on the terms and subject to the conditions contained in this Amendment.

NOW THEREFORE, in consideration of the promises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION I AMENDMENTS TO CREDIT AGREEMENT

Effective as of the Amendment No. 3 Effective Date, and subject to the terms and conditions set forth below, the Credit Agreement is hereby amended as follows:

(a)    Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical order:

“ ‘2020 Notes’ means, in each case as in effect on the Amendment No. 3 Effective Date, the Borrower’s (a) 6.375% Notes due 2020 in the initial aggregate principal amount of $2,055,000 due February 15, 2020, (b) 6.375% Notes due 2020 in the initial aggregate principal amount of $1,000,000 due February 15, 2020, (c) 6.375% Notes due 2020 in the initial aggregate principal amount of $1,050,000 due February 15, 2020, (d) 6.375% Notes due 2020 in the initial aggregate principal amount of $500,000 due March 15, 2020, (e) 6.375% Notes due 2020 in the initial aggregate principal amount of $124,000 due April 15, 2020, (f) 6.25% Notes due 2020 in the initial aggregate principal amount of $17,000,000 due April 15, 2020 and (g) 6.50% Notes due 2020 in the initial aggregate principal amount of $16,853,000 due April 15, 2020.”

(b)   Section 1.01 of the Credit Agreement is hereby amended by deleting the term “Unsecured Longer-Term Indebtedness” in its entirety and replacing it with the following defined term in the appropriate alphabetical order (solely for the sake of convenience in reviewing this Amendment, the language changed in this definition of Unsecured Longer-Term Indebtedness is set forth in bold italics):

“ ‘Unsecured Longer-Term Indebtedness’ means any Indebtedness for borrowed money of the Borrower that (a) has no amortization, or mandatory redemption, repurchase or prepayment prior to, and a final maturity date not earlier than, six months after the Maturity Date, (b) is incurred pursuant to terms that are substantially comparable to market terms for substantially similar debt of other similarly situated borrowers as reasonably determined in good faith by the Borrower (other than financial covenants and events of default (other than events of default customary in indentures or similar instruments that have no analogous provisions in this Agreement or credit agreements generally), which shall be no more restrictive upon the Borrower and the other Obligors, while any commitments or Loans are outstanding, than those set forth in this Agreement) (it being understood that (i) put rights or repurchase or redemption obligations arising out of circumstances that would constitute a “fundamental change” (as such term is customarily defined in convertible note offerings) or be Events of Default under the Revolving Facility shall not violate clauses (a) or (b) for purposes of this definition and (ii) the “Survivor’s Option” described in the draft Registration Statement on Form N-2 provided by the Company via email to the Administrative Agent at 7:52 PM ET on January 11, 2015 shall not violate clauses (a) or (b) for the purposes of this definition), and (c) is not secured by any assets of any Obligor.

Notwithstanding the foregoing, the 2020 Notes shall continue to be deemed Unsecured Longer-Term Indebtedness in all respects despite the fact that the maturity dates of the 2020 Notes are prior to the Maturity Date so long as the 2020 Notes continue to comply with all other requirements of this definition; provided, that, with respect to any class, series, issuance or set of notes referred to in the definition of 2020 Notes, from and after the date that is 9 months prior to the scheduled maturity of such 2020 Notes, such 2020 Notes shall be reclassified as Unsecured Shorter-Term Indebtedness.”

(c)    Section 1.01 of the Credit Agreement is hereby amended by deleting the term “Unsecured Shorter-Term Indebtedness” in its entirety and replacing it with the following defined term in the appropriate alphabetical order (solely for the sake of convenience in reviewing this Amendment, the language changed in this definition of Unsecured Shorter-Term Indebtedness is set forth in bold italics):

“ ‘Unsecured Shorter-Term Indebtedness’ means, collectively, (a) any Indebtedness of the Borrower or any Subsidiary (other than a Financing Subsidiary) that is not secured by any assets of any Obligor and that does not constitute Unsecured Longer-Term Indebtedness (including, with respect to any class, series, issuance or set of notes referred to in the definition of 2020 Notes, such 2020 Notes from and after the date that is 9 months prior to the scheduled maturity of such 2020 Notes) and (b) any Indebtedness of the Borrower or any Subsidiary (other than a Financing Subsidiary) that is designated as “Unsecured Shorter-Term Indebtedness” pursuant to Section 6.11(a).”

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(d)   Section 6.01 of the Credit Agreement is hereby amended by deleting clause (b) in its entirety and replacing it with the following (solely for the sake of convenience in reviewing this Amendment, the language changed in this clause (b) of Section 6.01 of the Credit Agreement is set forth in bold italics):

“(b) (i) Unsecured Shorter-Term Indebtedness in an aggregate principal amount not to exceed $5,000,000 plus, without duplication, with respect to any class, series, issuance or set of notes referred to in the definition of 2020 Notes, the outstanding principal amount of such 2020 Notes from and after the date that is 9 months prior to the maturity date of such 2020 Notes and (ii) Secured Longer-Term Indebtedness, in each case, so long as (w) no Default exists at the time of the incurrence thereof (or immediately after the incurrence thereof), (x) prior to and immediately after giving effect to the incurrence thereof, the Borrower is in pro forma compliance with each of the covenants set forth in Sections 6.07(a), (b), (d) and (e) after giving effect to the incurrence thereof and on the date of such incurrence the Borrower delivers to the Administrative Agent a certificate of a Financial Officer to such effect, (y) prior to and immediately after giving effect to the incurrence thereof, the Covered Debt Amount does not or would not exceed the Borrowing Base then in effect, and (z) on the date the incurrence thereof, the Borrower delivers to the Administrative Agent and each Lender a Borrowing Base Certificate as at such date demonstrating compliance with subclause (y) after giving effect to such incurrence. For purposes of preparing such Borrowing Base Certificate, (A) the fair market value of Quoted Investments shall be the most recent quotation available for such Eligible Portfolio Investment and (B) the fair market value of Unquoted Investments shall be the Value set forth in the Borrowing Base Certificate most recently delivered by the Borrower to the Administrative Agent pursuant to Section 5.01(d) or if an Unquoted Investment is acquired after the delivery of the Borrowing Base Certificate most recently delivered, then the Value of such Unquoted Investment shall be the lower of the cost of such Unquoted Investment and the Internal Value of such Unquoted Investment; provided, that the Borrower shall reduce the Value of any Eligible Portfolio Investment referred to in this sub-clause (B) to the extent necessary to take into account any events of which the Borrower has knowledge that adversely affect the value of such Eligible Portfolio Investment;”

SECTION II LIMITED WAIVER

2.1.         Limited Waiver. Effective as of the date hereof and subject to the terms and conditions set forth in Section 3.1 and in reliance upon the representations and warranties made by the Borrower in Section 3.2, the Administrative Agent and the Lenders hereby waive, as of the Amendment No. 3 Effective Date, any Default or Event of Default solely to the extent that such Default or Event of Default resulted from (a) any class, series, issuance or set of 2020 Notes being Unsecured Shorter-Term Indebtedness at any time on or following the Amendment No. 3 Effective Date, including (i) any Default or Event of Default under Section 6.01(b) of the Credit Agreement, (ii) the failure of any Borrowing Base Certificate or other certificate delivered by the Borrower to the Administrative Agent under the Credit Agreement to be true and correct and (iii) any breach of the representations in Sections 3.16 and 4.02(b) of the Credit Agreement made prior to the date hereof and (b) (i) the taking of any action, or the failure to take any action, when a Default or Event of Default has occurred and is continuing, in each case, not permitted under the Credit Agreement solely as a result of the occurrence and continuance of a Default or Event of Default described in the preceding clause (a) or (ii) the failure to give notice of (or other information with respect to) a Default or Event of Default described in the preceding clause (a). The limited waiver in this Section 2.1 shall be effective only in this specific instance and for the specific purpose set forth herein and does not allow for any other or further departure from the terms and conditions of the Credit Agreement or any other Loan Document, which terms and conditions shall continue in full force and effect.

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SECTION III MISCELLANEOUS

3.1.         Conditions to Effectiveness of Amendment. This Amendment shall become effective when the Borrower and the Subsidiary Guarantors have satisfied each of the following conditions precedent (unless a condition shall have been waived in accordance with Section 9.02 of the Credit Agreement):

(a)    Executed Counterparts. The Administrative Agent shall have received from each party hereto either (1) a counterpart of this Amendment signed on behalf of such party or (2) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission or electronic mail of a signed signature page to this Amendment) that such party has signed a counterpart of this Amendment.

(b)   Corporate Documents. The Administrative Agent shall have received (x) signature and incumbency certificates of the officers of such Person executing the Amendment and the other Loan Documents to which it is a party and (y) resolutions of the board of directors or similar governing body of each Obligor approving and authorizing the execution, delivery and performance of this Amendment and the other Loan Documents to which it is a party or by which it or its assets may be bound as of the date hereof, certified as of the date hereof by its secretary or an assistant secretary as being in full force and effect without modification or amendment.

(c)    Consents. The Borrower shall have obtained and delivered to the Administrative Agent certified copies of all consents, approvals, authorizations, registrations, or filings (other than any filing required under the Exchange Act or the rules or regulations promulgated thereunder, including, without limitation, any filing required on Form 8-K) required to be made or obtained by the Borrower and all guarantors in connection with this Amendment, such consents, approvals, authorizations, registrations, filings and orders shall be in full force and effect and all applicable waiting periods shall have expired and no investigation or inquiry by any Governmental Authority regarding the Amendment or any transaction being financed with the proceeds of the Loans shall be ongoing.

(d)   No Litigation. There shall not exist any action, suit, investigation, litigation or proceeding or other legal or regulatory developments pending or threatened in any court or before any arbitrator or Governmental Authority that relates to the Amendment or that could have a Material Adverse Effect.

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(e)    Fees and Expenses. The Borrower shall have paid in full to the Administrative Agent and the Lenders all fees and expenses related to this Amendment and the Credit Agreement owing as of the date hereof.

(f)    Default. After giving effect to this Amendment, including the limited waiver set forth in Section II hereof, no Default or Event of Default shall have occurred and be continuing under the Credit Agreement, this Amendment or under any Material Indebtedness immediately before and after giving effect to the Amendment.

(g)   Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent may reasonably request in form and substance satisfactory to the Administrative Agent.

3.2.         Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and each of the Lenders that, as of the date hereof and after giving effect to this Amendment, including the limited waiver set forth in Section II hereof:

(a)    This Amendment has been duly authorized, executed and delivered by the Borrower and the Subsidiary Guarantor and constitutes a legal, valid and binding obligation of the Borrower and the Subsidiary Guarantor enforceable in accordance with its terms. The Credit Agreement, as amended by the Amendment, constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its respective terms.

(b)   The representations and warranties set forth in Article III of the Credit Agreement and the representations and warranties in each other Loan Document are true and correct in all material respects (other than any representation or warranty already qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) on and as of the date hereof or as to any such representations and warranties that refer to a specific date, as of such specific date, with the same effect as though made on and as of the date hereof.

3.3.         Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract between and among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of this Amendment by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.

3.4.         Payment of Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, including, without limitation, the reasonable fees, charges and disbursements of legal counsel to the Administrative Agent.

3.5.         GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

3.6.         WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

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3.7.         Incorporation of Certain Provisions. The provisions of Sections 9.01, 9.07, 9.09 and 9.12 of the Credit Agreement are hereby incorporated by reference mutatis mutandis as if fully set forth herein.

3.8.         Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent, the Borrower or the Subsidiary Guarantor under the Credit Agreement or any other Loan Document, and, except as expressly set forth herein, shall not alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Person to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions amended or waived herein of the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended by this Amendment and each reference in any other Loan Document shall mean the Credit Agreement as amended hereby. This Amendment shall constitute a Loan Document.

3.9.         Consent and Affirmation. Without limiting the generality of the foregoing, by its execution hereof, each of the Borrower and the Subsidiary Guarantor hereby, as of the date hereof, (i) consents to this Amendment and the transactions contemplated hereby, (ii) agrees that the Guarantee and Security Agreement and each of the other Security Documents is in full force and effect, (iii) confirms its guarantee (solely in the case of the Subsidiary Guarantor) and affirms its obligations under the Guarantee and Security Agreement and confirms its grant of a security interest in its assets as Collateral for the Secured Obligations (as defined in the Guarantee and Security Agreement), and (iv) acknowledges and affirms that such guarantee and/or grant is in full force and effect in respect of, and to secure, the Secured Obligations (as defined in the Guarantee and Security Agreement).

3.10.     Release. Each of the Borrower and the Subsidiary Guarantor hereby acknowledges and agrees that: (a) neither it nor any of its Affiliates has any claim or cause of action against the Administrative Agent, the Collateral Agent or any Lender (or any of their respective Affiliates, officers, directors, employees, attorneys, consultants or agents) including, but not limited to, under the Credit Agreement and the other Loan Documents (and each other document entered into in connection therewith), and (b) the Administrative Agent, the Collateral Agent and each Lender has heretofore properly performed and satisfied in a timely manner all of its obligations to the Obligors and their Affiliates under the Credit Agreement and the other Loan Documents (and each other document entered into in connection therewith) that are required to have been performed on or prior to the date hereof. Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, each of the Borrower and the Subsidiary Guarantor (for itself and its Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the “Releasors”) does hereby fully, finally, unconditionally and irrevocably release and forever discharge the Administrative Agent, the Collateral Agent, each Lender and each of their respective Affiliates, officers, directors, employees, attorneys, consultants and agents (collectively, the “Released Parties”) from any and all debts, claims, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done on or prior to the date hereof directly arising out of, connected with or related to this Amendment, the Credit Agreement or any other Loan Document (or any other document entered into in connection therewith), or any act, event or transaction related or attendant thereto, or the agreements of the Administrative Agent, the Collateral Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of any of the Borrower or the Subsidiary Guarantor, or the making of any Loans or other advances, or the management of such Loans or advances or the Collateral.

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[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

ALCENTRA CAPITAL CORPORATION,
as Borrower

By:

Name:

Title:

ALCENTRA BDC EQUITY HOLDINGS, LLC,
as Subsidiary Guarantor

By:

Name:

Title:

[Signature Page to Amendment No. 4 and Limited Waiver to Senior Secured Revolving Credit Agreement]

ING CAPITAL LLC, as Administrative Agent and as a Lender

By:

Name:

Title:

By:

Name:

Title:

[Signature Page to Amendment No. 4 and Limited Waiver to Senior Secured Revolving Credit Agreement]

STATE STREET BANK AND TRUST COMPANY, as Lender

By:

Name:

Title:

[Signature Page to Amendment No. 4 and Limited Waiver to Senior Secured Revolving Credit Agreement]

EVERBANK COMMERCIAL FINANCE, INC., as Lender

By:

Name:

Title:

[Signature Page to Amendment No. 4 and Limited Waiver to Senior Secured Revolving Credit Agreement]

ALOSTAR BANK OF COMMERCE, as Lender

By:

Name:

Title:

[Signature Page to Amendment No. 4 and Limited Waiver to Senior Secured Revolving Credit Agreement]

STIFEL BANK & TRUST, as Lender

By:

Name:

Title:

[Signature Page to Amendment No. 4 and Limited Waiver to Senior Secured Revolving Credit Agreement]

RAYMOND JAMES BANK, N.A., as Lender

By:

Name:

Title:

[Signature Page to Amendment No. 4 and Limited Waiver to Senior Secured Revolving Credit Agreement]